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                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

           Date of Event Requiring Report: October 9, 2001

                      SILVERADO GOLD MINES LTD.
                      -------------------------
        (Exact name of registrant as specified in its charter)


British Columbia               000-121332            98 -0045034
----------------               ----------            -----------
(State of Incorporation)      (Commission            (IRS Employer
                               File Number)          Identification #)


                 Suite 505, 1111 West Georgia Street
                    Vancouver, British Columbia
                          Canada V6E 4M3
            --------------------------------------------
              (Address of Principal Executive Offices)

                          (604) 689-1535
              ----------------------------------------
         (Registrant's telephone number, including area code)

                          Not Applicable
          ---------------------------------------------------
                 (Registrant's Former Name and Address)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

 None

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

KPMG LLP (the "Former Accountant") resigned as principal accountants for Silverado Gold Mines Ltd. (the "Company") on October 9, 2001. The Company has engaged Morgan & Company, Chartered Accountants as its principal accountants effective October 9, 2001. The decision to change accountants has been approved by the Company's board of directors.

The Former Accountant's report dated March 14, 2001 on the Company's consolidated financial statements as of and for the fiscal years ended November 30, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as indicated in the following paragraph.

The Former Accountant's auditors' report on the consolidated financial statements of the Company as of and for the years ended November 30, 2000 and 1999, contained a separate paragraph stating that "the financial statements are affected by conditions and events that cast substantial doubt as to the Company's ability to continue as a going concern, such as those disclosed in Note 2(a) to the financial statements." Management's plans in regard to these matters are also described in Note 2(a). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In connection with the audits of the two fiscal years ended November 30, 2000 and 1999 and the subsequent interim period through October 9, 2001, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in its report on the financial statements for such year.

In connection with the audits of the two fiscal years ended November 30, 2000 and 1999 and the subsequent interim period through to October 9, 2001, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

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The Company has provided the Former Accountant with a copy of the foregoing disclosures and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of such letter has been filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

 None


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

None


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

None

EXHIBITS

16.1 Letter of KPMG, LLP dated October 9, 2001 regarding the change in the Registrant's Certifying Accountant.


ITEM 8. CHANGE IN FISCAL YEAR

None


ITEM 9.  REGULATION FD DISCLOSURE

None

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                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 11, 2001                 SILVERADO GOLD MINES LTD.


                                 By: /s/ Garry L. Anselmo
                                 ------------------------
                                 Garry L. Anselmo
                                 President, Chief Executive Officer
                                 Chief Financial Officer
                                 Director


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